                                                                  EXECUTION COPY


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                              PURCHASE AGREEMENT


                                    between


                                 AMSOUTH BANK

                                      as

                                    Seller

                                      and


                         AMSOUTH AUTO RECEIVABLES LLC

                                      as

                                   Purchaser


                          Dated as of October 1, 2000


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
TABLE OF CONTENTS

ARTICLE I    DEFINITIONS................................................................... 3
     SECTION 1.1.  Definitions............................................................. 3
     SECTION 1.2.  Other Interpretive Provisions........................................... 3

ARTICLE II   PURCHASE AND SALE OF RECEIVABLES.............................................. 4
     SECTION 2.1.  Purchase and Sale of Receivables........................................ 4
     SECTION 2.2.  Receivables Purchase Price.............................................. 5

ARTICLE III  REPRESENTATIONS AND WARRANTIES................................................ 5
     SECTION 3.1.  Representations and Warranties of Purchaser............................. 5
     SECTION 3.2.  Representations and Warranties of AmSouth Bank.......................... 7
     SECTION 3.3.  Representations and Warranties as to Each Receivable.................... 8
     SECTION 3.4.  Repurchase upon Breach................................................. 12

ARTICLE IV   COVENANTS OF AMSOUTH BANK.................................................... 13
     SECTION 4.1.  Protection of Title to AmSouth Bank Assets............................. 13
     SECTION 4.2.  Liability of AmSouth Bank; Indemnities................................. 15

ARTICLE V    MISCELLANEOUS PROVISIONS..................................................... 16
     SECTION 5.1.  Obligations of AmSouth Bank............................................ 16
     SECTION 5.2.  AmSouth Bank's Assignment of Purchased Receivables..................... 16
     SECTION 5.3.  Subsequent Transfer to Issuer and Indenture Trustee.................... 16
     SECTION 5.4.  Amendment.............................................................. 17
     SECTION 5.5.  Waivers................................................................ 18
     SECTION 5.6.  Notices................................................................ 18
     SECTION 5.7.  Costs and Expenses..................................................... 19
     SECTION 5.8.  Representations to Survive............................................. 19
     SECTION 5.9.  Governing Law.......................................................... 19
     SECTION 5.10. Counterparts........................................................... 19
     SECTION 5.11. Third Party Beneficiaries.............................................. 19

Exhibit A   Location of AmSouth Bank and Purchaser

                               PURCHASE AGREEMENT


     This PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") is made as of this 1st day of October, 2000 by and between AMSOUTH BANK, a state banking corporation organized under the laws of the State of Alabama ("AmSouth Bank"), and AMSOUTH AUTO RECEIVABLES LLC, a Delaware limited liability company (the "Purchaser").

     WHEREAS, in the regular course of its business, AmSouth Bank purchases Motor Vehicle Loans secured by new and used automobiles and light trucks from motor vehicle dealers;

     WHEREAS, Purchaser desires to purchase from AmSouth Bank a portfolio of Motor Vehicle Loans arising in connection with Motor Vehicle Loans purchased by AmSouth Bank from Dealers; and

     WHEREAS, AmSouth Bank is willing to sell such Motor Vehicle Loans to Purchaser.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1. Definitions. Capitalized terms are used in this Agreement as defined in Appendix X to the Sale and Servicing Agreement among AmSouth Auto Trust 2000-1, as issuer, the Purchaser, as seller, and AmSouth Bank, as servicer.

      SECTION 1.2. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in
Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include

                                                       2000-1 PURCHASE AGREEMENT
any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

     SECTION 2.1. Purchase and Sale of Receivables.

     Effective as of the Closing Date and immediately prior to the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, AmSouth Bank does hereby sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse (subject to the obligations herein) (the "AmSouth Bank Assets"):

            (i) all right, title and interest of AmSouth Bank in and to the Receivables, and all moneys received thereon after the Cutoff Date;

            (ii) all right, title and interest of AmSouth Bank in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of AmSouth Bank in the Financed Vehicles and any other property that shall secure the Receivables;

            (iii) the interest of AmSouth Bank in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming AmSouth Bank as an insured;

            (iv) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable;

            (v) the interest of AmSouth Bank in any proceeds from (A) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (B) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (C) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

            (vi) all right, title and interest of AmSouth Bank in any instrument or document relating to the Receivables; and

                                                       2000-1 PURCHASE AGREEMENT

            (vi) the proceeds of any and all of the foregoing.

     The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Purchaser of any obligation of AmSouth Bank to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     It is the express intention of AmSouth Bank and Purchaser that (i) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other AmSouth Bank Assets described above, conveying good title thereto free an clear of any liens, encumbrances, security interests or rights of other Persons, from AmSouth Bank to Purchaser and (ii) the Receivables and the other AmSouth Bank Assets described above not be a part of AmSouth Bank's estate in the event of a bankruptcy or insolvency of AmSouth Bank. If, notwithstanding the intention of AmSouth Bank and Purchaser, such conveyance is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, AmSouth Bank hereby grants, and the parties intend that AmSouth Bank shall have granted, to Purchaser a first priority perfected security interest in all of AmSouth Bank's right, title and interest in the items of the AmSouth Bank Assets and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law and Purchaser shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.

      SECTION 2.2 Receivables Purchase Price. In consideration for the AmSouth Bank Assets, Purchaser shall, on the Closing Date, pay to AmSouth Bank the Receivables Purchase Price. The "Receivables Purchase Price" shall be $951,262,805.84 Purchaser shall pay AmSouth Bank $943,287,521.71 in cash on the Closing Date, with the remaining portion of the Receivables Purchase Price to be deemed paid and returned to Purchaser and considered a contribution to capital.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties upon which AmSouth Bank may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

            (a) Organization and Good Standing. Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof and thereof.

                                                       2000-1 PURCHASE AGREEMENT

            (b) Power and Authority. Purchaser has full power, authority and legal right to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

            (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

            (d) Binding Obligation. This Agreement has been duly executed and delivered by Purchaser and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting the enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

            (e) No Violation. The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or imposition of any Lien under any of its material properties pursuant to the terms of, (i) the limited liability company agreement of Purchaser, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to Purchaser of any federal or state regulatory body, any court, administrative agency or other governmental instrumentality having jurisdiction over Purchaser.

            (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

                                                       2000-1 PURCHASE AGREEMENT

     SECTION 3.2  Representations and Warranties of AmSouth Bank.

     AmSouth Bank hereby makes the following representations and warranties upon which Purchaser may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

            (a) Organization and Good Standing. AmSouth Bank has been duly organized and is validly existing as a state banking corporation in good standing under the laws of the State of Alabama, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the AmSouth Bank Assets pursuant to Article II.

            (b) Power and Authority. AmSouth Bank has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the AmSouth Bank Assets; and the execution, delivery and performance of this Agreement has been duly authorized by AmSouth Bank by all necessary corporate action.

            (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby, other than the filing of UCC financing statements.

            (d) Valid Sale; Binding Obligation. AmSouth Bank intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the AmSouth Bank Assets conveyed by AmSouth Bank to Purchaser hereunder, enforceable against creditors of and purchasers from AmSouth Bank; and this Agreement constitutes a legal, valid and binding obligation of AmSouth Bank, enforceable against AmSouth Bank in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

            (e) No Violation. The execution, delivery and performance by AmSouth Bank of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of incorporation or bylaws of AmSouth Bank, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which AmSouth Bank is a party or by which AmSouth Bank is bound, or (iii) any law, order, rule or regulation applicable to AmSouth Bank of any federal or state regulatory

                                                       2000-1 PURCHASE AGREEMENT
     body, any court, administrative agency, or other governmental instrumentality having jurisdiction over AmSouth Bank.

            (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of AmSouth Bank, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over AmSouth Bank or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by AmSouth Bank of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

            (g) Chief Executive Office. The chief executive office of AmSouth Bank is set forth in Exhibit A attached hereto.

            (h) Official Record. This Agreement and all other documents related hereto which AmSouth Bank is a party have been approved by AmSouth Bank's board of directors, which approval is reflected in the minutes of such board, and shall continuously from time to time of each such document's execution, be maintained as an official record of AmSouth Bank.

     SECTION 3.3  Representations and Warranties as to Each Receivable.

     AmSouth Bank hereby makes the following representations and warranties as to each Receivable conveyed by it to Purchaser hereunder on which Purchaser shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Purchaser hereunder, the subsequent sale, transfer and assignment of the Receivables to Issuer under the Sale and Servicing Agreement, and the pledge thereof to Indenture Trustee pursuant to the Indenture.

            (a) Characteristics of Receivables. The Receivable has been fully and properly executed by the parties thereto and (i) has been originated by a Dealer in the ordinary course of such Dealer's business to finance the retail sale by a Dealer of the related Financed Vehicle and has been purchased by AmSouth Bank or its predecessors in interest in the ordinary course of their business, (ii) was underwritten in accordance with AmSouth Bank's underwriting standards, (iii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of AmSouth Bank in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned to Purchaser, and

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     subsequently assigned to Issuer pursuant to the Sale and Servicing
     Agreement, and pledged to Indenture Trustee pursuant to the Indenture, (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (v) provided, at origination, for level monthly payments (provided that the amount of the first or last payment may be minimally different), which fully amortize the Initial Principal Balance over the original term, (vi) provides for interest at the Contract Rate specified in the Schedule of Receivables, (vii) was originated in the United States and (viii) constitutes "chattel paper" as defined in the UCC.

            (b) Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date; (i) each Receivable is secured by a Motor Vehicle; (ii) each Receivable was originated in the United States of America, (iii) each Receivable provides for level monthly payments which fully amortize the amount financed, except for the last payment, which may be slightly different from the level payment; (iv) each Receivable has a Contract Rate of no less than 8.00% and not more than 11.00%; (v) each Receivable had an original term to maturity of not more than 72 months and not less than 18 months and each Receivable has a remaining term to maturity, as of the Cutoff Date, of six months or more;
     (vi) each Receivable had an Initial Principal Balance less than or equal to $60,000; (vii) each Receivable has a Cutoff Date Principal Balance of greater than or equal to $1,001; (viii) no Receivable has a scheduled maturity date later than August 30, 2006; (ix) no Receivable was more than 29 days past due as of the Cutoff Date; (x) no Financed Vehicle was noted in the related records of AmSouth Bank as being the subject of any pending bankruptcy or insolvency proceeding as of the Cutoff Date; (xi) no Receivable is subject to a force placed Physical Damage Insurance Policy on the related Financed Vehicle; (xii) each Receivable is a Simple Interest Receivable; and (xiii) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable. The Receivables were selected using selection procedures that were not intended by AmSouth Bank to be adverse to the Purchaser.

            (c) Schedule of Receivables. The information with respect to each Receivable set forth in the Schedule of Receivables, including (without limitation) the account number, the Cutoff Date Principal Balance, the maturity date and the Contract Rate, was true and correct in all material respects as of the close of business on the Cutoff Date.

            (d) Compliance with Law. The Receivable and the sale of the related Financed Vehicle complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

                                                       2000-1 PURCHASE AGREEMENT

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

            (e) Binding Obligation. The Receivable constitutes the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, and the Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

            (f) Lien in Force. The Receivable has not been satisfied, subordinated or rescinded and AmSouth Bank has not taken any action which would have the effect of releasing the related Financed Vehicle from the Lien granted by the Receivable in whole or in part.

            (g) No Amendment or Waiver. No material provision of the Receivable has been amended, waived, altered or modified in any respect, except such waivers as would be permitted under the Sale and Servicing Agreement and as are reflected in the Receivable File, and no amendment, waiver, alteration or modification causes such Receivable not to conform to the other representations or warranties contained in this Section.

            (h) No Liens. There are no Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

            (i) No Default. Except for payment delinquencies continuing for a period of less than 30 days as of the Cutoff Date, there is no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable has arisen.

            (j) Insurance. The Receivable requires the Obligor to insure the Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect. With respect to each Receivable, AmSouth Bank, in accordance with its customary standards, policies and procedures, shall have determined that, as of the date of origination of each Receivable, the Obligor had obtained or agreed to obtain a Physical Damage Insurance Policy covering the Financed Vehicle.

            (k) Good Title. It is the intention of AmSouth Bank that the transfer and assignment herein contemplated constitute a sale of the Receivables from AmSouth Bank to Purchaser and that the beneficial interest in and title to the Receivables not be part of AmSouth Bank's estate in the event of the filing of a bankruptcy petition or insolvency proceeding by or against AmSouth Bank under any bankruptcy or insolvency law. No Receivable has been sold, transferred, assigned, or pledged by AmSouth Bank to any Person other than Purchaser. Immediately prior to the transfer and assignment herein

                                                       2000-1 PURCHASE AGREEMENT

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     contemplated, AmSouth Bank had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Purchaser and immediately upon the transfer and assignment of the Receivable to Purchaser, Purchaser shall have good and marketable title to the Receivable, free and clear of any Lien; and Purchaser's interest in the Receivable resulting from the transfer has been perfected under the UCC. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the Receivables, to give Issuer a first priority perfected ownership interest in the Receivables, and to give Indenture Trustee a first priority perfected security interest therein, shall have been presented to Indenture Trustee for filing in the appropriate filing offices. Upon such filing by the Indenture Trustee, the Indenture Trustee will have a first priority perfected security interest in the Receivables.

            (l) Obligations. AmSouth Bank has duly fulfilled all material obligations on its part to be fulfilled under, or in connection with, the Receivable.

            (m) Possession. There is only one original executed Receivable, and immediately prior to the Closing Date, AmSouth Bank will have possession of such original executed Receivable.

            (n) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

            (o) Marking Records. By the Closing Date, AmSouth Bank shall have caused the portions of AmSouth Bank's electronic master record of Motor Vehicle Loans relating to the Receivables to be clearly and unambiguously marked to show that the Receivable is owned by Purchaser in accordance with the terms of this Agreement.

            (p) No Assignment. As of the Closing Date, AmSouth Bank shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer Agreements, or payments due under the Receivable, that is senior to, or equal with, that of Purchaser.

            (q) Lawful Assignment. The Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer or assignment of such Receivable hereunder or pursuant to transfers of the Notes or Certificates are unlawful, void or voidable. AmSouth Bank has not entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

            (r) Dealer Agreements. A Dealer Agreement for each Receivable is in effect whereby the Dealer warrants title to the Motor Vehicle and indemnifies AmSouth Bank

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                                       10
     against the unenforceability of each Receivable sold thereunder, and the rights of AmSouth Bank thereunder, with regard to the Receivable sold hereunder, have been validly assigned to and are enforceable against the Dealer by the Purchaser, along with any Dealer Recourse.

            (s) Composition of Receivable. No Receivable has a Principal Balance which includes capitalized interest, late charges or amounts attributable to the payment of the premium for any Physical Damage Insurance Policy.

            (t) Database File. The information included with respect to each Receivable in the database file delivered pursuant to Section 4.9(b) of the Sale and Servicing Agreement is accurate and complete in all material respects.

            (u) No Bankruptcies. No Obligor on any Receivable was noted in the related Receivable File as having filed for bankruptcy in a proceeding which remained undischarged as of the Cutoff Date.

          (v) Amounts.  The Original Pool Balance was $950,415,639.

          (w) Aggregate Characteristics. The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately 51.7% of the Original Pool Balance was attributable to loans for purchases of new Financed Vehicles, and approximately 48.3% of the Original Pool Balance was attributable to loans for purchases of used Financed Vehicles; (ii) approximately 29.72% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of Alabama, 24.17% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of Florida, 17.86% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of Georgia, 7.32% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of Mississippi, 6.94% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of Tennessee, and no other state accounts for more than 5% of the Original Pool Balance; (iii) the weighted average Contract Rate of the Receivables was 9.44%; (iv) there are 73,293 Receivables being conveyed by AmSouth Bank to Purchaser; (v) the average Cutoff Date Principal Balance of the Receivables was $12,967; (vi) the weighted average original term and weighted average remaining term of the Receivables were 61.4 months and 49.4 months, respectively; and (vii) 97% of the Receivables have their next scheduled payment date in either October or November of 2000.

      SECTION 3.4 Repurchase upon Breach. AmSouth Bank or Purchaser, as the case may be, shall inform the other party to this Agreement promptly, in writing, upon the discovery of any breach or failure to be true of the representations or warranties made by AmSouth Bank in Section 3.3; provided that the failure to give such notice shall not affect any obligation of

                                                       2000-1 PURCHASE AGREEMENT

AmSouth Bank. If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day (or if AmSouth Bank elects, the 30th day) after the date on which AmSouth Bank becomes aware of, or receives written notice from Purchaser of, such breach or failure, and such breach or failure materially and adversely affects the interests of Issuer and the Holders in any Receivable, AmSouth Bank shall repurchase each such Receivable from Purchaser, or its successors or assigns, as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period, which amount shall be deposited in the Collection Account pursuant to the provisions of the Sale and Servicing Agreement. Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 3.3 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of Purchaser, or its successors or assigns, to receive and retain payment in full on such Receivable. In consideration of the purchase of a Receivable hereunder, AmSouth Bank shall (unless otherwise directed by Purchaser, or its successors or assigns, in writing) deposit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4 of the Sale and Servicing Agreement. The sole remedy (except as provided in Section 4.2) of Purchaser and its successor or assigns with respect to a breach or failure to be true of the warranties made by AmSouth Bank pursuant to Section 3.3, shall be to require AmSouth Bank to repurchase Receivables pursuant to this Section.

                                  ARTICLE IV

                           COVENANTS OF AMSOUTH BANK

     AmSouth Bank covenants and agrees with Purchaser as follows:

     SECTION 4.1  Protection of Title to AmSouth Bank Assets.  (a)  AmSouth
Bank shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof. AmSouth Bank shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) AmSouth Bank shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of (S) 9-402(7) of the UCC, unless it shall have given Purchaser, Owner Trustee and Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) AmSouth Bank shall give Purchaser, Owner Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result

                                                       2000-1 PURCHASE AGREEMENT
of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

     (d) AmSouth Bank shall maintain its computer systems relating to installment loan recordkeeping so that, from and after the time of sale under this Agreement of its Receivables, AmSouth Bank's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Purchaser, Issuer and Indenture Trustee in such Receivable and that such Receivable has been sold to Purchaser and by Purchaser to Issuer and is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of Purchaser's, Issuer's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on AmSouth Bank's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by AmSouth Bank or purchased by Servicer.

     (e) If at any time AmSouth Bank shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, AmSouth Bank shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to Purchaser and then sold by Purchaser to Issuer and pledged to Indenture Trustee.

     (f) AmSouth Bank shall, upon receipt by AmSouth Bank of reasonable prior notice, permit Purchaser, Owner Trustee and Indenture Trustee, and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from AmSouth Bank's records regarding any Receivable.

     (g) Upon request at any time, Purchaser, Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, AmSouth Bank shall furnish to Purchaser, Owner Trustee and Indenture Trustee within 30 Business Days, a list of all Receivables (by contract number and name of Obligor) conveyed to Purchaser hereunder and then owned by Issuer and pledged to Indenture Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Issuer.

     (h) AmSouth Bank shall deliver or cause to be delivered to Purchaser, Owner Trustee and Indenture Trustee:

            (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of

                                                       2000-1 PURCHASE AGREEMENT

     Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

            (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than four months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     SECTION 4.2 Liability of AmSouth Bank; Indemnities. AmSouth Bank shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by AmSouth Bank under this Agreement.

            (a) AmSouth Bank shall indemnify, defend and hold harmless Purchaser, Issuer, Owner Trustee (individually and in its capacity as such) and Indenture Trustee (individually and in its capacity as such) and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables to Purchaser, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, not including any taxes asserted with respect to Federal or other income taxes arising out of this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

            (b) AmSouth Bank shall indemnify, defend and hold harmless Purchaser, Issuer, Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such), the Certificateholders, the Noteholders and the officers, directors, employees and agents of Purchaser, Issuer, Owner Trustee and Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) AmSouth Bank's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or any other Basic Document, (ii) the failure of any Receivable conveyed by it to Purchaser hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law, (iii) any breach of any of AmSouth Bank's representations, warranties or covenants contained herein or in any other Basic Document provided, however, with respect to a breach of AmSouth Bank's representations and warranties as set forth in Section 3.3, any indemnification amounts owed pursuant to this Section 4.2 with respect of a Receivable shall give effect

                                                       2000-1 PURCHASE AGREEMENT
     to and not be duplicative of the Purchase Amounts paid by AmSouth Bank pursuant to Section 3.4 hereof, and (iv) the use, ownership or operation by AmSouth Bank or any of its Affiliates of a Financed Vehicle prior to the Cutoff Date.

Indemnification under this Section shall survive the termination of this Agreement or any other Basic Document and the resignation or removal of the Owner Trustee or Indenture Trustee and shall include reasonable fees and expenses of counsel and other expenses of litigation. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Person") shall promptly notify AmSouth Bank in writing, and AmSouth Bank, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others AmSouth Bank designates in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. AmSouth Bank shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, AmSouth Bank agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. AmSouth Bank shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding. If AmSouth Bank shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to AmSouth Bank, without interest.


                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

      SECTION 5.1 Obligations of AmSouth Bank. The obligations of AmSouth Bank under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

      SECTION 5.2 AmSouth Bank's Assignment of Purchased Receivables. With respect to all Receivables repurchased by AmSouth Bank pursuant to this Agreement, Purchaser shall assign, without recourse, representation or warranty, to AmSouth Bank all Purchaser's right, title and interest in and to such Receivables, and all security and documents relating thereto.

      SECTION 5.3 Subsequent Transfer to Issuer and Indenture Trustee. AmSouth Bank acknowledges that:

                                                       2000-1 PURCHASE AGREEMENT

            (a) Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to Issuer and assign its rights under this Agreement to the Owner Trustee for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under Section 3.4 hereof are intended to benefit Issuer, the Owner Trustee, the Noteholders and the Certificateholders. AmSouth Bank hereby consents to such sale and assignment.

            (b) Issuer will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under this Agreement, including under Section 3.4 are intended to benefit the Indenture Trustee and the Noteholders. AmSouth Bank hereby consents to such pledge.

      SECTION 5.4 Amendment. (a) This Agreement may be amended by AmSouth Bank and the Purchaser, with the consent of the Owner Trustee and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders:

            (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to Purchaser, Owner Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder;

            (ii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of Issuer to qualify as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" under the Code, and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that the Rating Agency Condition shall have been met; and

            (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be recognized as a sale under GAAP by Purchaser to Issuer, (b) Issuer to avoid becoming a member of Purchaser's consolidated group under GAAP or (c) AmSouth Bank or Purchaser, or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency condition shall have been met.

                                                       2000-1 PURCHASE AGREEMENT

     (b) This Agreement may also be amended from time to time by AmSouth Bank and Purchaser, with the consent of the Servicer, Owner Trustee and Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interests, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates of each class affected thereby.

     (c) Prior to the execution of any such amendment or consent, Purchaser shall furnish written notification of the substance of such amendment or consent to each Rating Agency, Owner Trustee, and Indenture Trustee. Promptly after the execution of any such amendment or consent, Purchaser shall furnish written notification the substance of such amendment or consent to each Noteholder, Certificateholder, Owner Trustee and Indenture Trustee.

     (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     (e) Prior to the execution of any amendment to this Agreement, Owner Trustee and Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 4.1(h)(1) has been delivered. Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

      SECTION 5.5 Waivers. No failure or delay on the part of Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

      SECTION 5.6 Notices. All demands, notices and communications pursuant to this Agreement to either party shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at the address set forth in Exhibit A attached hereto or at such other address as may be designated by it by notice to the other party.

                                                       2000-1 PURCHASE AGREEMENT

      SECTION 5.7 Costs and Expenses. AmSouth Bank will pay all expenses incident to the performance of its obligations under this Agreement and all expenses in connection with the perfection as against third parties of Purchaser's right, title and interest in and to the Receivables and Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement.

      SECTION 5.8 Representations to Survive. The respective agreements, representations, warranties and other statements by AmSouth Bank and Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date and any sale, transfer or assignment of the Receivables by Purchaser.

      SECTION 5.9 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 5.1 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      SECTION 5.1 Third Party Beneficiaries. Each of the Issuer, Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such) and other Persons referred to in Section 4.2 is an intended third party beneficiary of the indemnities of AmSouth Bank set forth in
Section 4.2 and the other provisions of this Agreement in favor of such Persons. It is acknowledged and agreed that such indemnities and other provisions may be enforced by or on behalf of such Persons against AmSouth Bank to the same extent as if it were a party hereto.


                            [SIGNATURE PAGES FOLLOW]









                                                       2000-1 PURCHASE AGREEMENT

   IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.


                         AMSOUTH BANK, as Seller


                         By: /s/ R. Mark Graf
                            --------------------------------------------
                         Name: R. Mark Graf
                         Title: Senior Vice President



                         AMSOUTH AUTO RECEIVABLES LLC, as Purchaser


                         By: /s/ R. Mark Graf
                            --------------------------------------------
                         Name: R. Mark Graf
                         Title: President

                                                       2000-1 PURCHASE AGREEMENT

                                                                       Exhibit A


                    Location of AmSouth Bank and Purchaser


AMSOUTH BANK

Address for Notice:

1900 Fifth Avenue North
AmSouth Sonat Tower
Birmingham, Alabama  35203



AMSOUTH AUTO RECEIVABLES LLC

Address for Notice:

1900 Fifth Avenue North
AmSouth Sonat Tower
Birmingham, Alabama  35203


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